KRANESHARES TRUST

KraneShares Asia Pacific High Yield Bond ETF

KraneShares Asia Robotics and Artificial Intelligence Index ETF

KraneShares Bosera MSCI China A 50 Connect Index ETF

KraneShares CICC China 5G & Technology Leaders Index ETF

KraneShares CICC China Consumer Leaders Index ETF

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares China Credit Index ETF

KraneShares Bloomberg China Bond Inclusion Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI All China Consumer Discretionary Index ETF

KraneShares MSCI All China Consumer Staples Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI China A Hedged Index ETF

KraneShares MSCI China Clean Technology Index ETF

KraneShares MSCI China ESG Leaders Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares SSE STAR Market 50 Index ETF

KraneShares Hang Seng TECH Index ETF

KraneShares China Innovation ETF

Krane-UBS China A Share Fund

(collectively, the “Funds”)

Supplement dated January 28, 2022 to the currently effective Statutory Prospectuses and Statements of Additional Information for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectuses and Statements of Additional Information.

1.	In the “Additional Information About the Fund(s)” section of the Statutory Prospectuses for the Funds, under the heading Investment Risks, Principal Investment Risks or Additional Information About Principal Risks, the following is added to the “China Risk – General” section:

Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed offshore entity’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.

2.	In the “Investment Policies, Techniques and Risk Factors” section of the Statements of Additional Information for the Funds, the following is added to the “Foreign Securities - Investments in China” section:

A Fund may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in the PRC, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the Chinese operating company establishes an offshore entity, and the offshore entity enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore entity the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore entity, in turn, are listed and traded on exchanges outside of the PRC and are available to non-Chinese investors such as a Fund. This arrangement allows non-Chinese investors in the offshore entity to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under Chinese law. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through an entity whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore entity’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore entity and its investors. Such legal uncertainty may also be exploited against the interests of the offshore entity and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore entity, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore entity. Foreign companies listed on U.S. exchanges, including offshore entities that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other United States regulators. Any of the foregoing risks and events could negatively impact a Fund’s performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.